UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 7, 2008

(Date of earliest event reported)

VASCULAR SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-27605

Minnesota	41-1859679
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6464 Sycamore Court

Minneapolis, Minnesota 55369

(Address of principal executive offices)

(763) 656-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act ( 17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure

On April 8, 2008 Vascular Solutions, Inc. issued a press release to report the results of its lawsuit against Marine Polymer Technologies, Inc. On April 7, 2008 the jury returned a verdict in favor of Vascular Solutions, finding that Marine Polymer Technologies made certain false and disparaging statements concerning the safety of Vascular Solutions’ D-Stat Dry hemostat product and awarded Vascular Solutions $4.5 million in monetary damages. The jury rejected Marine Polymer’s counterclaims in their entirety. A copy of the press release is furnished as Exhibit 99.1 to this Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VASCULAR SOLUTIONS, INC.

Date: April 9, 2008	By:	/s/ James Hennen
James Hennen
	Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 8, 2008 of Vascular Solutions, Inc.